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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No.          )

Check the appropriate box:
☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

SURGERY PARTNERS, INC. (Name of Registrant As Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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PRELIMINARY—SUBJECT TO COMPLETION—DATED SEPTEMBER 27, 2017

SURGERY PARTNERS, INC.

40 Burton Hills Boulevard
Suite 500
Nashville, Tennessee 37215
(615) 234-5900

NOTICE OF ACTION BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDER
FIRST MAILED TO STOCKHOLDERS ON OR ABOUT [                    ], 2017

Dear Stockholder:

        This Notice and accompanying Information Statement are being furnished to stockholders of record of Surgery Partners, Inc., a Delaware corporation (the "Company"), as of September 8, 2017 (the "Record Date"), to advise such stockholders that on September 8, 2017, BCPE Seminole Holdings LP, a Delaware limited partnership ("Seminole" or the "Consenting Stockholder"), the Company's controlling stockholder holding approximately 54.2% of the Company's outstanding common stock, par value $0.01 per share (the "Common Stock") and 100% of the Company's outstanding 10.00% Series A Convertible Perpetual Participating Preferred Stock, par value $0.01 per share (the "Preferred Stock"), which collectively represent approximately 65.7% of the voting power of all classes of capital stock of the Company, approved certain actions by written consent in lieu of a special meeting.

        On September 8, 2017, the Consenting Stockholder approved the following actions by written consent in lieu of a special meeting, in accordance with the Delaware General Corporation Law (the "DGCL") and NASDAQ Marketplace Rule 5635(b):

  1.
  The expansion of the size of the Board of Directors of the Company (the "Board") from six (6) directors to seven (7) directors (the "Board Expansion") to effectuate the Board's appointment of Clifford G. Adlerz to the Board as a Class III director for a term expiring at the 2018 annual meeting of stockholders; and

  2.
  The amendment and restatement of the Company's Amended and Restated Certificate of Incorporation of the Company in the form attached to this Information Statement as Annex A (the "Third A&R Charter") (actions (1) and (2), collectively, the "Actions").

        The accompanying Information Statement is first being mailed on or about [                    ], 2017 to our stockholders of record as of the close of business on September 8, 2017. If you were a stockholder of record on such date, you will receive one or more copies of the accompanying Information Statement. Under the federal securities laws, although the Company's stockholders approved the Actions, no Action will be effective until at least 20 calendar days after the accompanying Information Statement is first mailed to the stockholders of record of the Company as of the Record Date. The Actions will become effective promptly following the conclusion of such 20 day period.

        You are urged to read the accompanying Information Statement in its entirety for a description of the actions taken by the controlling stockholder of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

T. Devin O'Reilly
 Chairman of the Board of Directors

[                    ], 2017

SURGERY PARTNERS, INC.

40 Burton Hills Boulevard
Suite 500
Nashville, Tennessee 37215
(615) 234-5900

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ABOUT THIS INFORMATION STATEMENT
AND DESCRIPTION OF THE ACTIONS

        This Information Statement is being furnished to the stockholders of record of Surgery Partners, Inc., a Delaware corporation (the "Company", "Surgery Partners", "we", "our" or "us"), as of September 8, 2017 (the "Record Date").

        We hereby advise such stockholders of record on the Record Date that on September 8, 2017, BCPE Seminole Holdings LP, a Delaware limited partnership ("Seminole" or the "Consenting Stockholder"), our controlling stockholder holding approximately 54.2% of our outstanding common stock, par value $0.01 per share (the "Common Stock") and 100% of our outstanding 10.00% Series A Convertible Perpetual Participating Preferred Stock, par value $0.01 per share (the "Preferred Stock"), which collectively represent approximately 65.7% of the voting power of all classes of our capital stock, approved the following actions by written consent in lieu of a special meeting, in accordance with the Delaware General Corporation Law ("DGCL") and NASDAQ Marketplace Rule 5635(b):

  1.
  The expansion of the size of our Board of Directors (the "Board") from six (6) directors to seven (7) directors (the "Board Expansion") to effectuate the Board's appointment of Clifford G. Adlerz to the Board as a Class III director for a term expiring at the 2018 annual meeting of stockholders; and

  2.
  The amendment and restatement of our Amended and Restated Certificate of Incorporation in the form attached to this Information Statement as Annex A (the "Third A&R Charter") (actions (1) and (2), collectively, the "Actions").

        On September 6, 2017, the Board appointed Clifford G. Adlerz to serve as our interim Chief Executive Officer, effective as of September 7, 2017, and further appointed Mr. Adlerz to serve as a Class III director, subject to, and effective upon, the effectiveness of the Board Expansion.

        Also on September 6, 2017, the Board approved the Third A&R Charter, which reallocates certain rights with respect to the determination of the size and composition of the Board, and recommended the Third A&R Charter for approval by our stockholders.

        As of the close of business on the Record Date, there were 48,809,358 shares of Common Stock and 310,000 shares of Preferred Stock outstanding and entitled to vote on the matters acted upon in the action by written consent of the Consenting Stockholder. Each share of Common Stock outstanding as of the close of business on the Record Date was entitled to one vote. Each holder of shares of Preferred Stock outstanding was entitled to the number of votes equal to the number of whole shares of Common Stock into which all Preferred Shares held of record by such holder as of the close of business on the Record Date could then be converted. As of the close of business on the Record Date, the Consenting Stockholder beneficially owned an aggregate of 26,455,651 shares of our Common Stock and 310,000 shares of our Preferred Stock, which entitled the Consenting Stockholder to an aggregate of 42,811,671 votes as of the Record Date, representing approximately 65.7% of the Voting Stock of the Company.

The Actions

        Pursuant to Article V of our Amended and Restated Certificate of Incorporation in effect as of the date hereof (the "Second A&R Charter"), the number of directors constituting the Board shall not be fewer than three (3) nor more than fifteen (15), and prior to the date (the "Trigger Date") that the investment funds affiliated with Bain Capital Private Equity, LP ("Bain"), an affiliate of the Consenting Stockholder, and Bain's successors, transferees and affiliates (collectively, the "Bain Sponsor Entities") cease collectively to beneficially own 50% or more of the then outstanding capital stock of the Company entitled to vote generally in the election of directors (the "Voting Stock"), the precise number of directors shall be fixed from time to time by the affirmative vote of at least a majority of our then outstanding Voting Stock. Article V of our Second A&R Charter also provides that (x) prior to the Trigger Date, vacancies on the Board shall be filled exclusively by a vote of a majority of the then outstanding Voting Stock and (y) newly created directorships on the Board shall be filled exclusively by the vote of a majority of the directors then on the Board.

        Pursuant to Article VIII of our Second A&R Charter, prior to the Trigger Date, amendments to certain articles of the Second A&R Charter, including those that relate to the size and composition of the Board, require the affirmative vote of the holders of a majority of our then outstanding Voting Stock.

        On September 8, 2017, the Consenting Stockholder, as the holder of approximately 65.7% of our then outstanding Voting Stock, approved the following by written consent in lieu of a meeting, in accordance with the DGCL and NASDAQ Marketplace Rule 5635(b): (i) the Board Expansion, in order to effectuate the Board's appointment of Mr. Adlerz to the Board and (ii) the Third A&R Charter, which revises certain rights under Article V of our Second A&R Charter, such that prior to the Trigger Date, the size of the Board may be determined by, and vacancies and newly created directorships on the Board may be filled by, either a vote of a majority of the then outstanding Voting Stock or a vote of a majority of the directors then on the Board. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions.

        Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of the corporate actions described above without a meeting of stockholders to all stockholders who did not consent in writing to such action. This Information Statement serves as the notice required by Section 228.

        In accordance with the rules and regulations of the Securities and Exchange Commission ("SEC"), no Action will become effective until 20 calendar days after the date this Information Statement is first mailed to our stockholders of record as of the Record Date. The Actions will become effective promptly following the conclusion of such 20 day period.

        THIS INFORMATION STATEMENT IS FIRST BEING SENT OR GIVEN ON OR ABOUT [                ], 2017 TO THE HOLDERS OF RECORD OF OUR COMMON STOCK AND PREFERRED STOCK AS OF SEPTEMBER 8, 2017 AND IS BEING DELIVERED TO INFORM YOU OF THE CORPORATE ACTIONS DESCRIBED HEREIN BEFORE SUCH ACTIONS TAKE

EFFECT IN ACCORDANCE WITH RULE 14C-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

        WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

        The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

VOTE AND VOTE REQUIRED

Action No. 1:

        Approval of the Board Expansion.    Article V of the Second A&R Charter provides that, prior to the Trigger Date (which date has not occurred), the precise number of directors shall be fixed by the affirmative vote of the holders of at least a majority of the Company's then outstanding Voting Stock. The Board Expansion was approved by the Consenting Stockholder holding approximately 65.7% of the Company's Voting Stock as of the Record Date.

Action No. 2:

        Approval of the Amended and Restated Certificate of Incorporation.    Article VIII of the Second A&R Charter provides that, prior to the Trigger Date (which date has not occurred), amendments to certain articles of the Second A&R Charter, including those that relate to the size and composition of the Board, require the affirmative vote of the holders of a majority of the then outstanding Voting Stock. The Third A&R Charter was approved by the Consenting Stockholder holding approximately 65.7% of the Company's Voting Stock as of the Record Date.

ACTION NO. 1

BOARD EXPANSION

Reasons for Stockholder Approval

        As of the date hereof, the Board size is fixed at six (6) directors and there are no vacancies on the Board.

        The Second A&R Charter in effect as of the date hereof provides that, prior to the Trigger Date, the size of the Board shall be determined by the affirmative vote of at least a majority of the then outstanding Voting Stock.

        To effectuate the Board's appointment of Mr. Adlerz, the Company's interim Chief Executive Officer, to the Board as a Class III director, the size of the Board must be increased from six (6) directors to seven (7) directors.

Change to the Size of the Board

        On September 8, 2017, the Consenting Stockholder holding approximately 65.7% of the Company's Voting Stock as of the Record Date, acting by written consent in lieu of a meeting of the stockholders of the Company, in accordance with the DGCL, the Company's Second A&R Charter and the Company's Amended and Restated Bylaws (the "Bylaws"), approved the Board Expansion, effective immediately upon the conclusion of the 20 calendar day period after this Information Statement is first mailed to the Company's stockholders of record as of the Record Date.

Effective Date of the Board Expansion

        The Board Expansion will become effective immediately upon the conclusion of the 20 calendar day period after this Information Statement is first mailed to the Company's stockholders of record as of the Record Date.

Description of Director

        On September 6, 2017, the Board appointed Clifford G. Adlerz, the Company's interim Chief Executive Officer, to serve as a Class III director, subject to, and effective upon, the effectiveness of the Board Expansion. Mr. Adlerz has consented to being named in this Information Statement and, upon the effectiveness of his appointment to the Board, to serve as a Class III director for a term expiring at the 2018 annual meeting of stockholders.

        The following biographical description of Mr. Adlerz includes the specific experience, qualifications, attributes and skills that the Board considered in making a conclusion as to whether Mr. Adlerz should serve as a director. Mr. Adlerz, age 63, was appointed as the Company's interim Chief Executive Officer effective as of September 7, 2017 and, upon the effective date of the Board Expansion, as a Class III Director.

        Prior to joining the Company as its interim Chief Executive Officer, Mr. Adlerz provided consulting services to Bain. Prior to this, Mr. Adlerz served as President of Symbion, Inc. ("Symbion"), a multi-specialty provider of ambulatory surgery centers and hospitals, from May 2002 until the Company's acquisition of Symbion in November 2014. Mr. Adlerz also served as Chief Operating Officer of Symbion from 1996 to 2002 and as director of Symbion from 1996 to 2014. Mr. Adlerz served as Regional Vice President, Midsouth Region for HealthTrust, Inc. from 1992 until its merger with HCA Inc. ("HCA"), a healthcare facilities operator, in May 1995, after which time he served as Division Vice President of HCA until September 1995. Mr. Adlerz holds a B.A. in Business and an M.B.A. from the University of Florida. The Board believes that Mr. Adlerz is qualified to serve as a director due to, among other things, his experience in the healthcare industry and his general business acumen.

        Mr. Adlerz is a limited partner of Seminole, the Consenting Stockholder. Mr. Adlerz does not exercise control over the general partner of Seminole or otherwise exercise investment control over Seminole's portfolio transactions. There is no arrangement or understanding between Mr. Adlerz and any other persons or entities pursuant to which he was appointed as an officer or nominated as a director, other than (i) the standard form of indemnification agreement the Company enters into with each of its directors and executive officers and (ii) Mr. Adlerz's employment agreement, dated September 7, 2017, between the Company and Mr. Adlerz in his capacity as interim Chief Executive Officer, a copy of which is filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed on September 8, 2017. Mr. Adlerz is not entitled to any compensation for his service on the Board. There are no familial relationships between Mr. Adlerz and any director or executive officer of the Company or any of its subsidiaries. There are no transactions between the Company or any of its subsidiaries and Mr. Adlerz that require disclosure under Item 404(a) of Regulation S-K, subject to the transactions among Seminole and the Company described in the Company's Current Report on Form 8-K filed on September 1, 2017.

 ACTION NO. 2

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

        The Third A&R Charter was approved by the Board and recommended for approval by the Company's stockholders on September 6, 2017. On September 8, 2017, the Consenting Stockholder holding approximately 65.7% of the Company's Voting Stock as of the Record Date, acting by written consent in lieu of a meeting of the stockholders of the Company, approved the Third A&R Charter, such approval to be effective immediately following the conclusion of the 20 calendar day period after this Information Statement is first mailed to the Company's stockholders of record as of the Record Date. The Third A&R Charter will become effective upon its filing with the Secretary of the State of Delaware, which filing is expected to occur immediately following the effectiveness of this Action.

Reasons for Stockholder Approval

        Under Article VIII of our Second A&R Charter in effect as of the date of this Information Statement, amendments to certain articles of the Second A&R Charter, including those that relate to the size and composition of the Board, require the affirmative vote of the holders of a majority of the then outstanding Voting Stock.

Purpose and Effects of the Third A&R Charter

        Under our Second A&R Charter in effect as of the date of this Information Statement, (x) prior to the Trigger Date, (i) the size of the Board shall be determined by the affirmative vote of a majority of the then outstanding Voting Stock and (ii) vacancies on the Board shall be filled by a vote of a majority of the then outstanding Voting Stock, and (y) newly-created directorships shall be filled by a vote of a majority of the directors then on the Board.

        Our Third A&R Charter will provide that, prior to the Trigger Date, the size of the Board shall be determined by, and vacancies and newly created directorships on the Board shall be filled by, either a vote of a majority of the then outstanding Voting Stock or a vote of a majority of the directors then on the Board.

Effective Date of the Third A&R Charter

        The Third A&R Charter will become effective upon its filing with the Secretary of the State of Delaware, which is expected to occur immediately following the conclusion of the 20 calendar day period after this Information Statement is first mailed to the Company's stockholders of record as of the Record Date.

Anti-Takeover Effects of Delaware Law and
Our Certificate of Incorporation

        Certain provisions of Delaware law and our Third A&R Charter contain provisions that could, once effective, have the effect of delaying, deferring or discouraging another party from acquiring control of the Company, many of which are also contained in our Second A&R Charter, Bylaws and Certificate of Designations, Preferences, Rights and Limitations of the 10.00% Series A Convertible Perpetual Participating Preferred Stock (the "Certificate of Designations") in effect as of the date hereof. These provisions, which are summarized below, may have the effect of discouraging coercive takeover practices and inadequate takeover bids. These provisions are also designed, in part, to encourage persons seeking to acquire control of us to first negotiate with the Board. We believe that the benefits of increased protection of our potential ability to negotiate with an unfriendly or unsolicited acquirer outweigh the disadvantages of discouraging a proposal to acquire us because negotiation of these proposals could result in an improvement of their terms.

Board Composition and Filling Vacancies

        Our Third A&R Charter will provide that any director may be removed only for cause, by the affirmative vote of the holders of at least 75% of the then outstanding Voting Stock. Directors will be elected at the annual meeting of the stockholders and each director elected will hold office until his successor is elected and qualified. Vacancies on the Board and newly created directorships will be filled exclusively by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director; except that (i) any vacancy created by the removal of a director by the stockholders for cause shall only be filled, in addition to any other vote otherwise required by law, by vote of a majority of the then outstanding Voting Stock and (ii) prior to the Trigger Date, vacancies and newly created directorships will be filled by either a vote of a majority of the then outstanding Voting Stock or by the vote of a majority of the directors then on the Board. A director elected to fill a vacancy will be elected for the unexpired term of his or her predecessor in office, and a director chosen to fill a newly created directorship position shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.

Classified Board

        Our Second A&R Charter and Bylaws provide for a classified Board. The Board is divided into three classes of approximately equal size. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The division of the three classes and their respective election dates are as follows:

  •
  the Class I directors' term will expire at the annual meeting of stockholders to be held in 2019.

  •
  the Class II directors' term will expire at the annual meeting of stockholders to be held in 2020.

  •
  the Class III directors' term will expire at the annual meeting of stockholders to be held in 2018.

        The classified Board structure will remain unchanged by our Third A&R Charter.

        Our Third A&R Charter will provide that the size of the Board shall be fixed from time to time by a majority vote of the Board, with a maximum of 15 members, provided that, prior to the Trigger Date, the size of the Board will be determined either by the affirmative vote of holders of a majority of our then outstanding Voting Stock or by the vote of a majority of the directors then on the Board.

        Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of the Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Meetings of Stockholders

        Our Second A&R Charter and Bylaws provide that special meetings of our stockholders may be called only (i) by or at the direction of the Board pursuant to a written resolution adopted by a majority of the total number of directors on the Board or (ii) prior to the Trigger Date, by the Secretary of the Company at the request of holders of 50% or more of the outstanding shares of Voting Stock, and only business relating to the purpose of purposes stated in the notice of the meeting may be transacted. Our Bylaws limit the business that may be conducted at an annual meeting of stockholders to those matters properly brought before the meeting.

        This will remain unchanged by our Third A&R Charter.

Advance Notice Requirements

        Our Bylaws establish advance notice procedures with regard to stockholder proposals relating to the nomination of candidates for election as directors or new business to be brought before meetings of our stockholders. These procedures provide that notice of stockholder proposals must be timely given in writing to our corporate secretary prior to the meeting at which the action is to be taken. Generally, to be timely, notice must be received at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary date of the annual meeting for the preceding year, or, if there was no annual meeting in the prior year or if the date of the current year's annual meeting is more than 30 days before or after the anniversary date, on or before 10 days after the day on which the date of the current year's annual meeting is disclosed in a public announcement. Our Bylaws specify the requirements as to form and content of all stockholders' notices. These requirements may preclude stockholders from bringing matters before the stockholders at an annual or special meeting.

Amendment to Bylaws

        Our Second A&R Charter provides that the Board may, from time to time, make, alter, amend or repeal the Bylaws, subject to the power of the stockholders entitled to vote with respect thereto to change or amend or repeal the Bylaws; provided that from and after the Trigger Date, the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of capital stock entitled to vote with respect thereto, voting as a single class, will be required in addition to any other vote otherwise required by law.

        This will remain unchanged by our Third A&R Charter.

Forum Selection Clause

        Our Second A&R Charter provides that, subject to limited exceptions, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of a fiduciary duty owed by any of our directors, officers or other employees to us or our stockholders, (iii) any action asserting a claim against us arising pursuant to any provision of the DGCL or the Certificate of Incorporation or Bylaws of the Company in effect as of the date thereof or (iv) any other action asserting a claim against us that is governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of our stock shall be deemed to have notice of and to have consented to these provisions. These provisions may limit a stockholder's ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers or other employees, which may discourage such lawsuits against us and our directors, officers and employees.

        This will remain unchanged by our Third A&R Charter.

Issuance of Preferred Stock

        The Board has the right to issue preferred stock without stockholder approval that could be used to dilute a potential hostile acquirer.

Restrictions on Certain Business Combinations

        Our Second A&R Charter imposes some restrictions on mergers and other business combinations between us and any holder of 15.0% or more of our outstanding Voting Stock other than affiliates of the Bain Sponsor Entities.

        This will remain unchanged by our Third A&R Charter.

Change of Control Redemption at Option of Holders of Preferred Stock

        The Certificate of Designations provides that the holders of Preferred Stock may cause the Company to redeem the shares of Preferred Stock upon the occurrence of certain change of control transactions of the Company for cash pursuant to and subject to the terms and conditions of the Certificate of Designations.

Bain Sponsor Entities Consent for Change of Control Transactions

        As long as the Bain Sponsor Entities continue to own fifty percent (50%) or more of the shares of Preferred Stock acquired pursuant to that certain Securities Purchase Agreement, dated as of May 9, 2017, by and between the Company and BCPE Seminole Holdings LP, without the prior written consent of holders of at least the majority of the then outstanding shares of Preferred Stock, voting as a separate class, the Company will not be able to, and will not permit any of the Company's subsidiaries to, effect certain change of control transactions.

 NO DISSENTERS' RIGHTS

        No dissenters' or appraisal rights are available to the Company's stockholders as of the Record Date under the DGCL, the Second A&R Charter or the Bylaws in connection with any of the Actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS

        The following table sets forth information relating to the beneficial ownership of our outstanding shares of Common Stock and Preferred Stock as of September 8, 2017, by:

  •
  each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of Common Stock or Preferred Stock;

  •
  each of our named executive officers;

  •
  each of our directors; and

  •
  all executive officers and directors as a group.

        Information with respect to beneficial ownership in the following table is based on the Company's review of information furnished by or on behalf of each director, officer, or beneficial owner of more than 5% of our Common Stock or Preferred Stock and filed with the SEC. Beneficial ownership is determined in accordance with SEC rules. The information in the following table does not necessarily indicate beneficial ownership for any other purpose. In general, under SEC rules, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power or investment power with respect to such security. A person is also deemed to be a beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock or Preferred Stock held by that person.

        The percentage of shares of Common Stock or Preferred Stock beneficially owned is computed on the basis of 48,809,358 shares of our Common Stock and 310,000 shares of our Preferred Stock, respectively, outstanding as of September 8, 2017. Shares of our Common Stock or Preferred Stock that a person has the right to acquire within 60 days of September 8, 2017 are deemed outstanding for purposes of computing the percentage ownership of such person's holdings, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Surgery Partners, Inc., 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215.

Title of Class	Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class Beneficially Owned
Common Stock
	Beneficial owners of 5% or more of our Common Stock:
	BCPE Seminole Holdings LP(1)(2)	42,811,671	65.7%
	Directors and Executive Officers:
	Clifford G. Adlerz(3)	—	*
	Teresa F. Sparks	193,376	*
	John Crysel	113,939	*
	Jennifer Baldock	77,739	*
	Dennis Dean	113,895	*
	Benjamin F. Jacobs	—	*
	Bryan S. Fisher	20,000	*
	Michael T. Doyle(4)	3,161,760	6.5%
	Adam Feinstein(5)	11,877	*
	Brent Turner(6)	8,828	*
	Teresa DeLuca(7)	4,676	*
	Christopher R. Gordon(8)	—	*
	T. Devin O'Reilly(8)	—	*
	All Directors and Executive Officers as a Group (13 persons)	3,706,090	7.6%
Preferred Stock
	Beneficial owners of 5% or more of our Preferred Stock:
	BCPE Seminole Holdings LP(2)	310,000	100%
	Directors and Executive Officers:
	Clifford G. Adlerz(3)	—	*
	Teresa F. Sparks	—	*
	John Crysel	—	*
	Jennifer Baldock	—	*
	Dennis Dean	—	*
	Benjamin F. Jacobs	—	*
	Bryan S. Fisher	—	*
	Michael T. Doyle	—	*
	Adam Feinstein	—	*
	Brent Turner	—	*
	Teresa DeLuca	—	*
	Christopher R. Gordon(8)	—	*
	T. Devin O'Reilly(8)	—	*
	All Directors and Executive Officers as a Group (13 persons)	—	*

*
Less than one percent.

(1)
BCPE Seminole Holdings LP directly holds (i) 26,455,651 shares of Common Stock and (ii) 310,000 shares of Preferred Stock, which, on an as-converted basis (as explained below), represented 16,356,020 shares of Common Stock as of September 8, 2017. Each share of Preferred Stock is convertible at any time, at the election of the holder, into the number of shares of Common Stock equal to the quotient obtained by dividing (a) the accrued value of such share of Preferred Stock plus any accrued but uncompounded dividends on such share by (b) the conversion price ($19.00 per share as of the Record Date). Dividends accrue daily at a rate of 10%

  per annum on the accrued value (initially, $1,000 as of August 31, 2017) and are compound quarterly on March 31, June 30, September 30 and December 31 of each year. At least a portion of such dividends are added to the accrued value of a share and, therefore, the number of shares of Common Stock into which each share of Preferred Stock may be converted will increase over time. As of September 8, 2017, each share of Preferred Stock was convertible into approximately 52.76 shares of Common Stock.

(2)
Bain Capital Investors, LLC ("BCI") is the sole member of BCPE Seminole GP LLC ("BCPE GP"), which is the general partner of BCPE Seminole Holdings LP. The governance, investment strategy and decision-making process with respect to investments held by BCPE Seminole Holdings LP is directed by the Global Private Equity Board of BCI. By virtue of the relationships described in this footnote, BCI and BCPE GP may be deemed to share voting and dispositive power with respect to the securities held by BCPE Seminole Holdings LP.

The principal business address of each of BCI, BCPE GP and BCPE Seminole Holdings LP is c/o Bain Capital Private Equity, LP, 200 Clarendon Street, Boston, MA 02116.

(3)
Mr. Adlerz, our interim Chief Executive Officer, is a limited partner of BCPE Seminole Holdings LP. Mr. Adlerz does not exercise control over the general partner of BCPE Seminole Holdings LP or otherwise exercise investment control over the portfolio transactions of BCPE Seminole Holdings LP, and thus does not beneficially own any Common Stock or Preferred Stock held by BCPE Seminole Holdings LP.

(4)
A portion of Mr. Doyle's shares of Common Stock is held in trust for the benefit of his immediate family.

(5)
Mr. Feinstein's beneficially owned shares include 2,982 shares of Common Stock underlying stock options exercisable within 60 days of September 8, 2017.

(6)
Mr. Turner's beneficially owned shares include 1,338 shares of Common Stock underlying stock options exercisable within 60 days of September 8, 2017.

(7)
Dr. DeLuca's beneficially owned shares include 1,399 shares of Common Stock underlying stock options exercisable within 60 days of September 8, 2017.

(8)
The shares beneficially owned by each of Mr. O'Reilly and Mr. Gordon do not include shares held by BCPE Seminole Holdings LP. Each of Mr. O'Reilly and Mr. Gordon is a Managing Director of BCI and as a result, by virtue of the relationships described footnote (2) above, may each be deemed to share beneficial ownership of the shares of Common Stock and Preferred Stock held by BCPE Seminole Holdings LP. The address of each of Mr. O'Reilly and Mr. Gordon is c/o Bain Capital Private Equity, LP, 200 Clarendon Street, Boston, MA 02116.

 INTEREST OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

        T. Devin O'Reilly and Christopher R. Gordon, each a current member of our Board, are Managing Directors of Bain Capital Investors, LLC ("BCI"), which is the sole member of BCPE Seminole GP LLC, the general partner of Seminole, the Consenting Stockholder. The governance, investment strategy and decision-making process with respect to investments held by Seminole is directed by the Global Private Equity Board of BCI. By virtue of these relationships, Mr. O'Reilly or Mr. Gordon may be deemed to share beneficial ownership of the shares held by Seminole. Each of Mr. O'Reilly and Mr. Gordon disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

        Clifford G. Adlerz, our interim Chief Executive Officer, is a limited partner of Seminole. Mr. Adlerz does not exercise control over the general partner of Seminole or otherwise exercise investment control over the portfolio transactions of Seminole, and thus does not beneficially own any Common Stock or Preferred Stock held by Seminole.

        No other officer, director or director nominee has any substantial interest in the matter acted upon by the Board and the Consenting Stockholder, other than in their roles as an officer, director or director nominee.

        As of the Record Date, the Consenting Stockholder held 26,455,651 shares of our Common Stock, or approximately 54.2% of the Company's outstanding Common Stock, and 310,000 shares of our Preferred Stock, or 100% of the Company's outstanding Preferred Stock, equating to approximately 65.7% of the Company's Voting Stock.

 HOUSEHOLDING

        Regulations regarding the delivery of copies of information statements to stockholders permit us, banks, brokerage firms and other nominees to send one information statement to multiple stockholders who share the same address under certain circumstances. This practice is known as "householding." Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke a "householding" consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. If a stockholder wishes to receive a separate information statement, we will promptly deliver a separate copy to such stockholder that contacts us by mail at Surgery Partners, Inc., 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee, 37215, (615) 234-5900. Any stockholders of record sharing an address who now receive multiple copies of our annual reports, proxy statements and information statements, and who wish to receive only one copy of these materials per household in the future should also contact Investor Relations by mail or telephone as instructed above. Any stockholders sharing an address whose shares of Common Stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports, proxy statements and information statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

        We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference rooms at 100 F Street, N.E, Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC's web site at www.sec.gov.

        We will provide, upon request and without charge, to each stockholder receiving this Information Statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the "Annual Report") and our Quarterly Report on Form 10-Q for the period ended June 30, 2017 (the "Quarterly Report"), in each case, including the financial statements and financial statement schedule information included therein, as filed with the SEC and any other documents filed with the SEC. You are encouraged to review the Annual Report and Quarterly Report together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting Surgery Partners, Inc., 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee, 37215, (615) 234-5900.

 FORWARD-LOOKING STATEMENTS

        This Information Statement includes "forward-looking" statements as defined by the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases. These statements include, but are not limited to, statements regarding the performance of the Company's business and other non-historical statements. These statements can be identified by the use of words such as "believes," "anticipates," "expects," "intends," "plans," "continues," "estimates," "predicts," "projects," "forecasts," and similar expressions. All forward looking statements are based on management's current expectations and beliefs only as of the date of this Information Statement and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements, including but not limited to, the risks identified and discussed from time to time in the Company's reports filed with the SEC, including the Company's most recent Quarterly Report on Form 10-Q. Readers are strongly encouraged to review carefully the full cautionary statements described in these reports. Except as required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this Information Statement, or to reflect the occurrence of unanticipated events or circumstances.

 INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        Statements contained in this Information Statement or in any document incorporated by reference into this Information Statement as to the contents of any contract referred to within this Information Statement or other documents that are incorporated herein by reference are not necessarily complete and, in each instance, reference is made to the copy of the applicable contract or other document filed as an annex to this Information Statement or otherwise filed with the SEC. Each statement in this Information Statement regarding an agreement or other document is qualified in all respects by such agreement or other document.

        The SEC allows us to "incorporate by reference" the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is deemed to be part of this Information Statement, except for any information superseded or modified by information contained directly in this Information Statement. The information we incorporate by reference is an important part of this Information Statement. The documents we incorporate by reference are:

  •
  Current Reports on Form 8-K, filed with the SEC on May 11, 2017, June 5, 2017, September 1, 2017 and September 8, 2017;

  •
  Proxy Statement on Schedule 14A, filed with the SEC on April 17, 2017;

  •
  Definitive Information Statement on Schedule 14C, filed with the SEC on July 3, 2017; and

  •
  Quarterly Report on Form 10-Q for the period ended June 30, 2017, filed with the SEC on August 9, 2017.

        We will provide to each person, including any beneficial owner, to whom this Information Statement is delivered, a copy of any or all of the reports or documents that have been incorporated by reference into this Information Statement but not delivered with this Information Statement. We will provide these reports upon written or oral request at no cost to the requester. Please direct your request, either in writing or by telephone, to the Corporate Secretary, Surgery Partners, Inc., 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee, 37215, (615) 234-5900. We maintain a website at http://www.surgerypartners.com. You may access our annual proxy statement on Schedule 14A, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act with the SEC free of charge at our website as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. The information contained in, or that can be accessed through, our website is not incorporated by reference in, and is not part of, this Information Statement.

Surgery Partners, Inc.
By Order of the Board of Directors
Date: September 27, 2017	By:	/s/ T. DEVIN O'REILLY T. Devin O'Reilly Chairman of the Board of Directors

Annex A

FORM OF SURGERY PARTNERS, INC.

Amended and Restated Certificate of Incorporation

        Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, Surgery Partners, Inc. has adopted this Amended and Restated Certificate of Incorporation restating, integrating and amending its Certificate of Incorporation (originally filed April 2, 2015 and amended and restated on September 21, 2015), which Amended and Restated Certificate of Incorporation has been duly proposed by the directors and adopted by the stockholders of this corporation (by written consent pursuant to Section 228 of the General Corporation Law of the State of Delaware) in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

ARTICLE I—NAME

        The name of the corporation is Surgery Partners, Inc. (the "Corporation").

ARTICLE II—REGISTERED OFFICE AND AGENT

        The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

ARTICLE III—PURPOSE

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

ARTICLE IV—CAPITALIZATION

        (a)    Authorized Shares.    The total number of shares of stock that the Corporation shall have authority to issue is 320,310,000, consisting of 300,000,000 shares of Common Stock, par value $0.01 per share ("Common Stock"), and 20,310,000 shares of Preferred Stock, par value $0.01 per share ("Preferred Stock"). Such stock may be issued from time to time by the Corporation for such consideration as may be fixed by the board of directors of the Corporation (the "Board of Directors").

        (b)    Common Stock.    Subject to the powers, preferences and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law and this Article IV, the holders of the Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of the Corporation.

          (i)    Voting.    Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that to the fullest extent permitted by law, holders of Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if only the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL. There shall be no cumulative voting.

          (ii)    Dividends.    Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock. Except as otherwise provided by the DGCL or this Amended and Restated Certificate of Incorporation, the holders of record of shares of Common Stock shall share ratably in all dividends payable in cash, stock or otherwise and other distributions, whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise.

          (iii)    No Preemptive Rights.    The holders of the Common Stock shall have no preemptive rights to subscribe for any shares of any class of stock of the Corporation whether now or hereafter authorized.

          (iv)    No Conversion Rights.    The Common Stock shall not be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same class of the Corporation's capital stock.

          (v)    Liquidation Rights.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock shall be entitled, the holders of all outstanding shares of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder. A merger or consolidation of the Corporation with or into any other corporation or other entity or a sale or conveyance of all or any part of the assets of the Corporation, in any such case which shall not in fact result in the liquidation of the Corporation and the distribution of assets to its stockholders, shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

        (c)    Preferred Stock.    Shares of Preferred Stock may be issued in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers relative to other classes or series of Preferred Stock, if any, or Common Stock, full or limited or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors, and the Board of Directors is hereby expressly vested with the authority, to the full extent now or hereafter provided by applicable law, to adopt any such resolution or resolutions. Except as otherwise provided in this Amended and Restated Certificate of Incorporation or any certificate of designations relating to any series of Preferred Stock, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Amended and Restated Certificate of Incorporation and any certificate of designations relating to any series of Preferred Stock, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation. Any shares of Preferred Stock that are redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law, this Amended and Restated Certificate of Incorporation or any certificate of designations relating to any series of Preferred Stock. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided in any certificate of designations or any resolution or resolutions providing for the issue of such series adopted by the Board of Directors.

        (d)    No Class Vote on Changes in Authorized Number of Shares of Preferred Stock.    Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Amended and Restated Certificate of Incorporation, any certificate of designations or any resolution providing for the issuance of such series of stock adopted by the Board of Directors, the number of authorized shares of

Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE V—BOARD OF DIRECTORS

        (a)    Number of Directors; Vacancies and Newly Created Directorships.    The number of directors constituting the Board of Directors shall be not fewer than three and not more than 15, each of whom shall be a natural person. Subject to the special rights of the holders of any series of Preferred Stock to elect directors, the precise number of directors shall be fixed from time to time (i) if prior to the date (the "Trigger Date") that the Sponsor Entities (as defined below) cease collectively to beneficially own (directly or indirectly) fifty percent (50%) or more of the then outstanding capital stock of the Corporation entitled to vote generally in the election of directors ("Voting Stock"), by either (A) a majority vote of the Board of Directors or (B) the affirmative vote of at least a majority of the Corporation's then outstanding Voting Stock and (ii) if on or after the Trigger Date, exclusively by a majority vote of the Board of Directors. Vacancies and newly-created directorships shall be filled (1) if prior to the Trigger Date, by either (X) a vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director or (Y) a vote of a majority of the then outstanding Voting Stock and (2) if on or after the Trigger Date, exclusively by a vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, except in each case, that any vacancy created by the removal of a director by the stockholders for cause shall only be filled, in addition to any other vote otherwise required by law, by vote of a majority of the then outstanding Voting Stock. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal. "Affiliate" means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person; the term "control," as used in this definition, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and "controlled" and "controls" have meanings correlative to the foregoing. "Person" means an individual, any general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity. "Sponsor Entities" means, collectively, investment funds affiliated with Bain Capital Private Equity, LP and its successors, Transferees and Affiliates. "Transferee" means, any Person who becomes a beneficial owner of Voting Stock upon having purchased such shares from the investment funds affiliated with the Sponsor Entities or their respective Affiliates, provided, however, that a purchaser of Voting Stock in an registered public offering shall not be a "Transferee." For the purpose of this Amended and Restated Certificate of Incorporation, "beneficial ownership" shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        (b)    Classified Board of Directors.    Subject to the special rights of the holders of any series of Preferred Stock to elect directors, the Board of Directors (other than those directors elected by the holders of any series of Preferred Stock) shall be classified into three classes: Class I; Class II; and Class III. Each class shall consist, as nearly as practicable, of one-third of the total number of directors constituting the entire Board of Directors and the allocation of directors among the three classes shall be determined by the Board of Directors. The term of office of the Class I Directors shall expire at the 2019 annual meeting of stockholders, the term of office of the Class II Directors shall expire at the

2020 annual meeting of stockholders and the term of office of the Class III Directors shall expire at the 2018 annual meeting of stockholders. Each director in each class shall hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. At each annual meeting of stockholders beginning with the first annual meeting of stockholders following the filing of this Amended and Restated Certificate of Incorporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their election, with each director in each such class to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible and such apportionment shall be determined by the Board of Directors.

        (c)    Removal.    Subject to the special rights of the holders of any series of Preferred Stock to elect directors, the directors of the Corporation may be removed only for cause by the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, at a meeting of the stockholders called for that purpose.

ARTICLE VI—LIMITATION OF DIRECTOR LIABILITY

        To the fullest extent that the DGCL or any other law of the State of Delaware (as they exist on the date hereof or as they may hereafter be amended) permits the limitation or elimination of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to, or modification or repeal of, this Article VI shall adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any state of facts existing or act or omission occurring, or any cause of action, suit or claim that, but for this Article VI, would accrue or arise, prior to such amendment, modification or repeal. If the DGCL is amended after the Effective Time to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

ARTICLE VII—MEETINGS OF STOCKHOLDERS

        (a)    No Action by Written Consent.    From and after the Trigger Date, any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

        (b)    Special Meetings of Stockholders.    Subject to any special rights of the holders of any series of Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only (i) by or at the direction of the Board of Directors pursuant to a written resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies, or (ii) prior to the Trigger Date, by the Secretary of the Corporation at the request of the holders of fifty percent (50%) or more of the then outstanding Voting Stock. Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

        (c)    Election of Directors by Written Ballot.    Election of directors need not be by written ballot.

ARTICLE VIII—AMENDMENTS TO THE
CERTIFICATE OF INCORPORATION AND BYLAWS

        (a)    Bylaws.    In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to make, alter, amend or repeal the bylaws of the Corporation subject to the power of the stockholders of the Corporation entitled to vote with respect thereto to make, alter, amend or repeal the bylaws both before and after the Trigger Date; provided, that with respect to the powers of stockholders entitled to vote with respect thereto to make, alter, amend or repeal the bylaws, from and after the Trigger Date, in addition to any other vote otherwise required by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote with respect thereto, voting together as a single class, shall be required to make, alter, amend or repeal the bylaws of the Corporation.

        (b)    Amendments to the Certificate of Incorporation.    Subject to any certificate of designations relating to any series of Preferred Stock, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by the DGCL, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding anything to the contrary contained in this Amended and Restated Certificate of Incorporation, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Article V, Article VI, paragraphs (a) and (b) of Article VII, Article VIII, Article IX, Article X and Article XI may be altered, amended or repealed in any respect, nor may any provision or bylaw inconsistent therewith be adopted, unless, in addition to any other vote required by this Amended and Restated Certificate of Incorporation or otherwise required by law, (i) prior to the Trigger Date, such alteration, amendment, repeal or adoption is approved by, in addition to any other vote otherwise required by law, the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, and (ii) from and after the Trigger Date, such alteration, amendment, repeal or adoption is approved by, in addition to any other vote otherwise required by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, at a meeting of the stockholders called for that purpose.

ARTICLE IX—BUSINESS COMBINATIONS

        (a)    Opt Out of DGCL 203.    The Corporation shall not be governed by Section 203 of the DGCL.

        (b)    Limitations on Business Combinations.    Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation's Common Stock is registered under Sections 12(b) or 12(g) of the Exchange Act, with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:

            (i)  prior to such time, the Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or

           (ii)  upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers or (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

          (iii)  at or subsequent to such time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two thirds of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.

        (c)    Definitions.    For purposes of this Article IX, references to:

            (i)  "affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

           (ii)  "associate," when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

          (iii)  "business combination," when used in reference to the Corporation and any interested stockholder of the Corporation, means:

            (1)   any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation paragraph (b) of this Article IX is not applicable to the surviving entity;

            (2)   any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

            (3)   any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (3) shall there be an increase in the interested stockholder's proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

            (4)   any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

            (5)   any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (1)-(4) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

          (iv)  "control," including the terms "controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article IX, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

           (v)  "interested stockholder" means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person; provided, however, that the term "interested stockholder" shall not include (a) the Sponsor Entities, or (b) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided that such person specified in this clause (b) shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of "owner" below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

            (i)  "owner," including the terms "own" and "owned," when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

            (1)   beneficially owns such stock, directly or indirectly; or

            (2)   has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise;

    provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person's affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person's right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

            (3)   has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (2) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

           (ii)  "person" means any individual, corporation, partnership, unincorporated association or other entity.

          (iii)  "stock" means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

          (iv)  "voting stock" means stock of any class or series entitled to vote generally in the election of directors.

ARTICLE X—RENOUNCEMENT OF CORPORATE OPPORTUNITY

        (a)    Scope.    The provisions of this Article X are set forth to define, to the extent permitted by applicable law, the duties of Exempted Persons (as defined below) to the Corporation with respect to certain classes or categories of business opportunities. "Exempted Persons" means the Sponsor Entities and all of their respective partners, principals, directors, officers, members, managers and/or employees, including any of the foregoing who serve as officers or directors of the Corporation.

        (b)    Competition and Allocation of Corporate Opportunities.    The Exempted Persons shall not have any fiduciary duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation or any of its subsidiaries. To the fullest extent permitted by applicable law, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to the Exempted Persons, even if the opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and each such Exempted Person shall have no duty to communicate or offer such business opportunity to the Corporation and, to the fullest extent permitted by applicable law, shall not be liable to the Corporation or any of its subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such Exempted Person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Corporation or its subsidiaries.

        (c)    Certain Matters Deemed Not Corporate Opportunities.    In addition to and notwithstanding the foregoing provisions of this Article X, a corporate opportunity shall not be deemed to belong to the Corporation if it is a business opportunity that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation's business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.

        (d)    Amendment of this Article.    No amendment or repeal of this Article X in accordance with the provisions of paragraph (b) of Article VIII shall apply to or have any effect on the liability or alleged liability of any Exempted Person for or with respect to any activities or opportunities of which such Exempted Person becomes aware prior to such amendment or repeal. This Article X shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Amended and Restated Certificate of Incorporation, the Corporation's bylaws or applicable law.

ARTICLE XI—EXCLUSIVE JURISDICTION FOR CERTAIN ACTIONS

        The Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or the Corporation's Amended and Restated Certificate of Incorporation or bylaws or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine, in each case excluding actions in which the Court of Chancery of the State of Delaware concludes that an indispensable party is not subject to the jurisdiction of the Delaware courts and can be subject to the jurisdiction of another court within the United States. Any person or entity purchasing or otherwise acquiring any interest in the shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

ARTICLE XII—SEVERABILITY

        If any provision or provisions of this Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Amended and Restated Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Amended and Restated Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

* * * * *

        IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Certificate of Incorporation to be executed by the officer below this    day of                        , 2017.

SURGERY PARTNERS, INC.
By:
Name:
Title:

[Signature Page to Amended and Restated Certificate of Incorporation]